Exhibit 10.1

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) to permit delivery of audited financial statements and the auditors’ opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) to permit delivery of audited financial statements and the auditors’ opinion at any time prior to June 30, 2005.

Lender’s Name:	Royal Bank of Canada

By:	/s/ Jason York

Name:	Jason York

Title:	Attorney-In-Fact

Date:	4/27/05

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) to permit delivery of audited financial statements and the auditors’ opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) to permit delivery of audited financial statements and the auditors’ opinion at any time prior to June 30, 2005.

Lender’s Name:	Bank of Oklahoma National Association

By:	/s/ Michael M. Logan

Name:	Michael M. Logan

Title:	Senior Vice President

Date:	29 April, 2005

The undersigned Lender hereby

☒            APPROVES the waiver of the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) to permit delivery of audited financial statements and the auditors’ opinion at any time prior to June 30, 2005.

☐            DOES NOT APPROVE the waiver of the 90-day delivery deadline for the stand-alone balance sheet and related statement of income and cash flows of the Borrower for the fiscal year ending December 31, 2004 (and the accompanying opinion of the Borrower’s independent certified public accountants) to permit delivery of audited financial statements and the auditors’ opinion at any time prior to June 30, 2005.

Lender’s Name:	U.S. Bank

By:	/s/ Kathryn A. Gaiter

Name:	Kathryn A. Gaiter

Title:	Vice President

Date:	April 28, 2005